CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$750,000.00	04-28-2020	10-28-2020	8197223	IE		***	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing "***" has been omitted due to text length limitations.

Borrower: Reliv' International, Inc.; Reliv', Inc.; Reliv' World Corporation; and SL Technology, Inc.
136 Chesterfield Industrial Blvd
Chesterfield, MO 63005

Lender: Enterprise Bank & Trust
St. Peters
300 St. Peters Centre Boulevard
St. Peters, MO 63376

Principal Amount: $750,000.00

Date of Agreement: April 28, 2020

DESCRIPTION OF EXISTING INDEBTEDNESS. A Promissory Note dated September 30, 2015 in the original principal amount of $3,500,000.00, as amended (the "Note").

DESCRIPTION OF COLLATERAL. Collateral described in a Deed of Trust and an Assignment of Rents dated September 30, 2015 on real property known as 136 Chesterfield Industrial Boulevard and 112 Chesterfield Industrial Boulevard, Chesterfied, MO 63005 and collateral described in Four (4) Commercial Security Agreements dated September 30, 2015. Failure to identify collateral for this agreement shall not constitute a waiver of such collateral.

DESCRIPTION OF CHANGE IN TERMS. The Note shall be amended and modified as follows:

The maturity date shall be extended from April 28, 2020 to October 28, 2020.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on October 28, 2020. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning April 30, 2020, with all subsequent interest payments to be due on the same day of each month after that.

VARIABLE INTEREST RATE. The interest rate on this loan is subject to change from time to time based on changes in an independent index which is the LIBOR Rate. As used herein "LIBOR Rate" shall mean a rate per annum equal to the ICE London Interbank Offered Rate in United States dollars for a thirty (30) day period as reported by Bloomberg Finance, L.P., adjusted for any reserve requirement and any subsequent costs arising from a change in government regulation. The initial LIBOR Rate applicable hereunder shall be the LIBOR Rate in effect on the first Business Day of the calendar month in which this Note is dated. The LIBOR Rate shall be adjusted on that date which is thirty (30) days following the date of this Note, and again subsequently adjusted on every thirty (30) day anniversary period occurring thereafter until all indebtedness owing under the Note is paid in full, using the LIBOR Rate in effect on the first Business Day of the calendar month in which each LIBOR Rate adjustment occurs. Notwithstanding the foregoing, in no event shall the LIBOR Rate be deemed to be less than zero. As used herein "Business Day" shall mean any day other than a Saturday, Sunday or a legal holiday in which banks are authorized or required to be closed for the conduct of commercial banking business in St. Louis, Missouri. Lender's internal records of applicable interest rates shall be determinative in the absence of manifest error. If the Lender determines in good faith (which determination shall be conclusive, absent manifest error) that: (A) by reason of circumstances affecting the London Interbank Eurodollar market, adequate and fair means do not exist for ascertaining LIBOR; (B) LIBOR does not accurately reflect the cost to the Lender of the Loan; or (C) a Regulatory Change (as hereinafter defined) shall, in the reasonable determination of the Lender, make it unlawful or commercially unreasonable for the Lender to use LIBOR as the index for purposes of determining the Interest Rate, then: (i) LIBOR shall be replaced with an alternative or successor rate or index chosen by the Lender in its reasonable discretion; and (ii) the Margin may also be adjusted by Lender in its reasonable discretion, giving due consideration to market convention for determining rates of interest on comparable loans. "Regulatory Change" shall mean a change in any applicable law, treaty, rule, regulation or guideline, or the interpretation or administration thereof, by the administrator of the relevant benchmark or its regulatory supervisor, any governmental authority, central bank or other fiscal, monetary or other authority having jurisdiction over Lender or its lending office. The independent index described herein is sometimes referred to as the index (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each month. Borrower understands that Lender may make loans based on other rates as well. **The Index currently is 1.016% per annum.** Interest on the unpaid principal balance of this loan will be calculated as described in the "INTEREST CALCULATION METHOD" paragraph using a rate of 3.000 percentage points over the Index, resulting in an initial rate of 4.016%. NOTICE: Under no circumstances will the interest rate on this loan be more than the maximum rate allowed by applicable law.

INTEREST CALCULATION METHOD. Interest on this loan is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this loan is computed using this method. This calculation method results in a higher effective interest rate than the numeric interest rate stated in the loan documents.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

DEFINITIONS. Except as otherwise defined herein, all capitalized terms used herein shall have the same meaning as ascribed in the Note and/or any

related loan documents.

GOVERNING LAW. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Missouri without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of Missouri.

CHOICE OF VENUE. Borrower agrees that the sole jurisdiction of any lawsuit arising hereunder shall be the state or federal courts having jurisdiction over any county in which the Lender has an office.

ORAL AGREEMENTS. ORAL OR UNEXECUTED AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

ELECTRONIC TRANSMISSION OF SIGNATURE. This Change in Terms Agreement may be signed and transmitted electronically or by facsimile machine or telecopier; the signature of any person on an electronically (including without limitation, as a portable digital format document (.pdf) or facsimile transmitted copy hereof shall be considered an original signature; and an electronically or facsimile transmitted copy hereof shall have the same binding effect as an original signature on an original document. At the request of any party hereto, any electronic, facsimile or telecopy copy of this Change in Terms Agreement shall be re-executed in original form. No party hereto may raise the use of electronic mail, a facsimile machine or telecopier or the fact that any signature was transmitted through the use of electronic mail or a facsimile or telecopier as a defense to the enforcement of this Change in Terms Agreement.

PRIOR TO SIGNING THIS AGREEMENT, EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. EACH BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

RELIV' INTERNATIONAL, INC.

By: /s/ Ryan A. Montgomery
Ryan A. Montgomery, CEO of Reliv' International, Inc.

By: /s/ Steven D. Albright
Steven D. Albright, Senior Vice President/CFO of Reliv' International, Inc.

RELIV', INC.

By: /s/ Ryan A. Montgomery
Ryan A. Montgomery, President of Reliv', Inc.

By: /s/ Steven D. Albright
Steven D. Albright, Treasurer of Reliv', Inc.

RELIV' WORLD CORPORATION

By: /s/ Ryan A. Montgomery
Ryan A. Montgomery, President of Reliv' World Corporation

By: /s/ Steven D. Albright
Steven D. Albright, Treasurer of Reliv' World Corporation

SL TECHNOLOGY, INC.

By: /s/ Ryan A. Montgomery
Ryan A. Montgomery, President of SL Technology, Inc.

By: /s/ Steven D. Albright
Steven D. Albright, Treasurer of SL Technology, Inc.

LENDER:

ENTERPRISE BANK & TRUST

X ____

Authorized Officer

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$750,000.00	04-28-2020	10-28-2020	8197223	IE		***	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: Reliv' International, Inc.; Reliv', Inc.; Reliv' World Corporation; and SL Technology, Inc.
136 Chesterfield Industrial Blvd
Chesterfield, MO 63005

Lender: Enterprise Bank & Trust
St. Peters
300 St. Peters Centre Boulevard
St. Peters, MO 63376

LOAN TYPE. This is a Variable Rate Nondisclosable Revolving Line of Credit Loan to four Corporations for $750,000.00 due on October 28, 2020. This is a secured renewal loan.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

☐ Personal, Family, or Household Purposes or Personal Investment.

☒ Business (Including Real Estate Investment).

SPECIFIC PURPOSE. The specific purpose of this loan is: Working Capital.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $750,000.00 as follows:

Undisbursed Funds:	$250,000.00
Other Disbursements: $500,000.00 Principal balance as of April 21, 2020	$500,000.00
Note Principal:	$750,000.00

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

Prepaid Finance Charges Paid in Cash: $250.00 Renewal Fee - Enterprise Bank & Trust	$250.00
Other Charges Paid in Cash: $1,728.50 Interest due as of April 28, 2020	$1,728.50
Total Charges Paid in Cash:	$1,978.50

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED APRIL 28, 2020.

BORROWER:

RELIV' INTERNATIONAL, INC.

By: /s/ Ryan A. Montgomery
Ryan A. Montgomery, CEO of Reliv' International, Inc.

By: /s/ Steven D. Albright
Steven D. Albright, Senior Vice President/CFO of Reliv' International, Inc.

RELIV', INC.

By: /s/ Ryan A. Montgomery
Ryan A. Montgomery, President of Reliv', Inc.

By: /s/ Steven D. Albright
Steven D. Albright, Treasurer of Reliv', Inc.

RELIV' WORLD CORPORATION

By: /s/ Ryan A. Montgomery
Ryan A. Montgomery, President of Reliv' World Corporation

By: /s/ Steven D. Albright
Steven D. Albright, Treasurer of Reliv' World Corporation

SL TECHNOLOGY, INC.

By: /s/ Ryan A. Montgomery
Ryan A. Montgomery, President of SL Technology, Inc.

By: /s/ Steven D. Albright
Steven D. Albright, Treasurer of SL Technology, Inc.